UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 2, 2005


                                 FX ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        000-25386            87-0504461
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                             Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                     84106
         ----------------------------------------        ----------
         (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ITEM 8.01--OTHER EVENTS

         On February 2, 2005, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's other SEC reports.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:


   Exhibit
    Number                Title of Document                 Location
-------------- -------------------------------------------- --------------------

     99        Miscellaneous
-------------- --------------------------------------------
    99.01      Public release dated February 2, 2005        Attached


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FX ENERGY, INC.
                                             Registrant


Dated:  February 2, 2005                     By  /s/ Scott J. Duncan
                                                --------------------------------
                                                Scott J. Duncan, Vice President

                                       2